UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2010

ATMI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 23, 2010, ATMI, Inc. issued a press release announcing that Douglas A. Neugold, Chief Executive Officer and President, has been elected Chairman by the ATMI Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit -

99.1.	Press release dated December 23, 2010 issued by ATMI, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc. (Registrant)
December 23, 2010 (Date)	/s/ TIMOTHY C. CARLSON Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

99.1.	Press release dated December 23, 2010 issued by ATMI, Inc.